UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report December 20, 2010 (Date of earliest event reported: December 14, 2010)

_________________________________________________________________________________
SulphCo, Inc.
_________________________________________________________________________________
(Exact name of registrant as specified in charter)

Nevada	001-32636	88-0224817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 W. Sam Houston Pkwy N., Suite 190
Houston, Texas  77043
(Address of principal executive offices)  (Zip Code)

(713) 896-9100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 20, 2010, SulphCo, Inc. (the “Company”) reported that its Board of Directors had accepted Dr. Larry D. Ryan’s, the Company’s Chief Executive Officer, request dated December 14, 2010, to step down as the Company’s Chief Executive Officer upon the expiration of his contract on January 12, 2011.  Dr. Ryan has agreed to continue in his role as a member of the Company’s Board of Directors for the remainder of his term.  The Company has no immediate plans to fill the vacancy following Dr. Ryan’s departure.

On December 20, 2010, the Company also announced that it had appointed Stanley W. Farmer to the additional position of President in addition to his current position of Chief Financial Officer, Treasurer and Corporate Secretary.  Mr. Farmer has agreed to accept these additional responsibilities without additional compensation at this time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SulphCo, Inc.

Dated as of: December 20, 2010	By:	/s/ Stanley W. Farmer
Name: Stanley W. Farmer Title: President, Chief Financial Officer, Treasurer and Corporate Secretary